UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2026

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1680 38th Street, Suite 130
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	The Nasdaq Stock Market LLC
Common Stock Warrants	AUUDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed by Auddia Inc., a Delaware corporation (“Auddia”), with the Securities and Exchange Commission on February 17, 2026.

This Amendment is being filed to correct one inadvertent error in the Company's February 18, 2026 press release (the “Original Press Release”). The inadvertent error was contained in the paragraph entitled "Important Additional Information about the Proposed Transaction Will be Filed with the SEC" at the end of the Original Press Release. Except for this correction, the Original Press Release and Original Form 8-K remain unchanged.

This Amendment is being filed as an exhibit-only filing to replace the Original Press Release (previously furnished under Item 7.01 of the Original Form 8-K and filed therewith as Exhibit 99.1) with a revised joint press release (the “Revised Press Release”). Accordingly, this Amendment consists only of the cover page, this explanatory note, Item 7 of the Current Report on Form 8-K, Item 9 of the Current Report on Form 8-K, the signature page to the Current Report on Form 8-K and the Revised Press Release (filed herewith as Exhibit 99.1).

This Amendment does not modify any of the content of Item 1.01 of the Original Form 8-K, or other exhibits filed therewith, which are hereby omitted.

Item 7.01.	Regulation FD Disclosure.

As previously announced, on February 17, 2026, Auddia and Thramann Holdings, LLC, a Colorado limited liability company, issued the Original Press Release. This exhibit-only filing replaces the Original Press Release with the Revised Press Release. The Revised Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated February 18, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

February 19, 2026	By:	/s/ John Mahoney
John Mahoney
Chief Financial Officer

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